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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported)  April 1, 2002
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                                AMERIPATH, INC.
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             (Exact name of registrant as specified in its charter)


                                   Delaware
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                 (State or other jurisdiction of incorporation)


                  000-22313                              65-0642485
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          (Commission File Number)            (IRS Employer Identification No.)


                                7289 Garden Road
                                   Suite 200
                         Riviera Beach, Florida 33404
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code  (561) 845-1850
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 4. Changes in Registrant's Certifying Accountants

At a meeting held on April 1, 2002 the Audit Committee of AmeriPath, Inc. recommended to its Board of Directors and the Board of Directors approved the engagement of Ernst and Young as its independent auditors for the year ending December 31, 2002 to replace the firm of Deloitte & Touche LLP (Deloitte). Deloitte was dismissed on April 1, 2002 as auditors of the Company effective upon the completion of the required procedures and communications in connection with Deloitte's audit of the financial statements for the year ended December 31, 2001. The reports of Deloitte on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two years in the period ended December 31, 2001, and in the subsequent interim period, through the date of Deloitte's termination on April 1, 2002, there were no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in their report. The Company has requested Deloitte to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 12, 2002 is filed as Exhibit 16 to this Form 8-K A.

The statements contained in this Form 8-K A include "forward-looking statements" which are based on management's current beliefs and expectations. Past performance is not necessarily indicative of future results. In addition, forward-looking statements - which are identified by words such as "may", "should", "believe", "expect", "anticipate", "estimate" and similar expressions
- as well as any financial and operating estimates, forecasts and/or projections, are subject to a number of risks and uncertainties, many of which involve factors or circumstances which are beyond the Company's ability to control. These factors, risks and uncertainties could cause actual results to differ materially from historical results or those expected, estimated or anticipated. These include factors, risks and uncertainties relating to demand for pathology and related services, pricing, federal and state regulation (and compliance), reimbursement rates, government and third party payments, dependence upon pathologists (and need to retain), key personnel and contracts, completion and integration of acquisitions and affiliations (and achievement of expected synergies and/or cost savings), cost and availability of financing, competitive factors and technology. The forward looking statements included in this Form 8-K A are made as of the date hereof, and the Company undertakes no obligation to update or revise any such statements, whether as result of new developments, new information or otherwise. Further information regarding risks, uncertainties and other factors that could affect the Company's financial or operating results, or which could cause actual results to differ materially from those expected, estimated or anticipated, are included in the Company's Form 10-K for the year ended December 31, 2001 and subsequent filings with the SEC.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AMERIPATH, INC.


Dated: April 15, 2002                        By:/s/ Gregory A. Marsh
                                                --------------------
                                                Gregory A. Marsh
                                                Vice President and
                                                Chief Financial Officer

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                               INDEX TO EXHIBITS


    Exhibit
     Number                                            Description
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       16         Letter from Deloitte & Touche LLP dated April 12, 2002

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